SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 4, 1997





                          WEBSTER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                       0-15213                     06-1187536
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   (State or other           (Commission File Number)        (IRS Employer
   jurisdiction of                                           Identification No.)
   incorporation)


Webster Plaza, Waterbury, Connecticut                                 06702
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (203) 755-1422
                                                     ---------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------


         On April 4, 1997, Webster Financial Corporation ("Webster") announced that it had entered into an Agreement and Plan of Merger (the "Agreement") by which Webster will acquire People's Savings Financial Corp. ("People's Corp.") in a tax-free stock-for-stock exchange (the "Merger"). The Merger must be approved by the shareholders of People's Corp. and by federal and state bank regulatory authorities and is subject to various customary closing conditions. In connection with the Agreement, Webster and People's Corp. entered into an Option Agreement (the "Option Agreement") pursuant to which People's Corp. granted Webster an option, exercisable under certain circumstances, to purchase an aggregate of 476,167 newly issued shares of common stock, par value $1.00 per share, of People's Corp.

         The Agreement (including exhibits thereto) and the Option Agreement are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated by reference herein. Webster issued a press release on April 4, 1997 describing the signing of the Agreement with People's Corp. Such press release is filed as Exhibit 99 hereto and is incorporated by reference herein.



Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                  2.1 Agreement and Plan of Merger, dated as of April 4, 1997, by and between Webster Financial Corporation, Webster Subsidiary Corporation and People's Savings Financial Corp.

                  2.2 Option Agreement, dated as of April 4, 1997, by and between Webster Financial Corporation and People's Savings Financial Corp.

                  99                Press    Release   of   Webster    Financial
                                    Corporation dated April 4, 1997.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEBSTER FINANCIAL CORPORATION


Date:  April 8, 1997                       By: /s/ John V. Brennan
                                               ---------------------------------
                                              John V. Brennan
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer
                                              (Principal Financial Officer)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number          Exhibit Description                                         Page
------          -------------------                                         ----

2.1            Agreement and Plan of Merger,  dated as of April               6
               4,  1997,  by  and  between  Webster   Financial
               Corporation,  Webster Subsidiary Corporation and
               People's Savings Financial Corp.


2.2            Option Agreement,  dated as of April 4, 1997, by              78
               and between Webster Financial Corporation and People's Savings Financial Corp.


99             Press Release of Webster  Financial  Corporation              90
               dated April 4, 1997.